       As filed with the Securities and Exchange Commission on August 7, 1998
                                                       Registration No. 333-
===============================================================================

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                  ------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                  ------------------

                              BIG FLOWER HOLDINGS, INC.
                (Exact name of registrant as specified in its charter)

          DELAWARE                                     13-376-8322
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

         3 EAST 54TH STREET                               10022
         NEW YORK, NEW YORK                             (Zip Code)
(Address of principal executive offices)

                           WEBCRAFT EMPLOYEE SAVINGS TRUST
                  WEBCRAFT, INC. EMPLOYEES ACCUMULATED SAVINGS TRUST
                              (Full title of the plans)

                              MARK A. ANGELSON, ESQUIRE
                              EXECUTIVE VICE PRESIDENT,
                            GENERAL COUNSEL AND SECRETARY
                             OF THE BOARD OF DIRECTORS
                             BIG FLOWER HOLDINGS, INC.
                                 3 EAST 54TH STREET
                             NEW YORK, NEW YORK  10022
                                   (212) 521-1600
                       (Name, address, and telephone number,
                     including area code, of agent for service)

                           --------------------------------


                           CALCULATION OF REGISTRATION FEE
================================================================================
                                    Proposed      Proposed
                                    Maximum       Maximum
      Title of        Amount        Offering      Aggregate
  Securities to be     to be        Price Per     Offering         Amount of
     Registered     Registered (1)  Share (2)     Price (2)     Registration Fee
--------------------------------------------------------------------------------

Common Stock,       500,000 shares    $29.50     $14,750,000      $4,352.00
$.01 par value

Rights to purchase       (3)            (3)          (3)              (3)
Series A Junior
Preferred Stock,
$.01 par value
================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Webcraft Employee Savings Trust (the "EAST Plan") and the Webcraft, Inc. Employees Accumulated Savings Trust (the "WEST Plan"), collectively the "Plans", described herein.

(2) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) under the Securities Act of 1933, based upon the average of the high and low sale prices of the Common Stock reported on the New York Stock Exchange on August 3, 1998.

(3) The rights to purchase Series A Junior Preferred Stock initially are attached to and trade with the shares of Common Stock being registered hereby. Value attributable to such Rights, if any, is reflected in the market price of the Common Stock.

================================================================================

                                       PART II
                             INFORMATION REQUIRED IN THE
                                REGISTRATION STATEMENT


ITEM 3.        INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated by reference and made a part hereof, except as superseded or modified herein:

          (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 filed with the Commission on March 26, 1998, as amended by Form 10-K/A filed with the Commission on June 29, 1998;

          (b) The Registrant's Quarterly Report on Form 10-Q for the three months ended March 31, 1998 and a Current Report on Form 8-K filed with the Commission on March 27, 1998, as amended by Form 8-K/A filed with the Commission on May 26, 1998; and

          (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") on November 14, 1995 (as amended on Form 8-A/A filed on November 29, 1995, describing the Registrant's Preferred Stock Purchase Rights), and any amendment or report filed for the purpose of updating such description.

     All documents filed by the Registrant or the Plans pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of the filing of such documents.

ITEM 4.        DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of the State of Delaware empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. A Delaware corporation may indemnify directors, officers, employees and other agents of such corporation in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the person to be indemnified has been adjudged to be liable to the corporation. Where a director, officer, employee or agent of the corporation is successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above or in defense of any claim, issue or matter therein, the corporation must indemnify such person against the expenses (including attorneys' fees) which he or she actually and reasonably incurred in connection therewith.

     The Registrant's Amended and Restated By-laws contain provisions that provide for indemnification of officers and directors and their heirs and distributees to the fullest extent permitted by, and in the manner permissible under, the General Corporation Law of the State of Delaware.

     As permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, the Registrant's Restated Certificate of Incorporation contains a provision eliminating the personal liability of a director to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions.

     The Registrant maintains policies insuring its officers and directors against certain civil liabilities, including liabilities under the Securities Act.

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.        EXHIBITS.

EXHIBIT
   NO.                             DESCRIPTION
---------                          -----------

4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4, 1997).

4.2 Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock of the Registrant (incorporated by reference to Exhibit 4.4 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4, 1997).

4.3 Rights Agreement, dated as of November 28, 1995, between the Registrant and The Bank of New York, as rights agent (incorporated by reference to Exhibit 4.5 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4, 1997).

4.4 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4, 1997).

4.5 Amended and Restated Webcraft Employee Savings Trust, effective as of August 7, 1998.

4.6 Webcraft Technologies, Inc. Employees Accumulated Savings Trust, dated February 29, 1996.

4.7                      First Amendment to the Webcraft Technologies, Inc.
                         Employees Accumulated Savings Trust, dated
                         November 6, 1996.

4.8                      Second Amendment to the Webcraft Technologies, Inc.
                         Employees Accumulated Savings Trust, dated
                         June 4, 1998.

4.9                      Third Amendment to the Webcraft Technologies, Inc.
                         Employees Accumulated Savings Trust, effective as of August 7, 1998.

5                        Opinion of Sidley & Austin.

23.1                     Consent of Deloitte & Touche, LLP.

23.2 Consent of Sidley & Austin (contained in Exhibit 5 hereof).

24                       Powers of Attorney.

     The Registrant hereby undertakes that the Registrant will submit or has submitted the Plans and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans under the Internal Revenue Code of 1986, as amended.

ITEM 9.        UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 7th day of August, 1998.

                              BIG FLOWER HOLDINGS, INC.



                              By:  /s/ R. THEODORE AMMON
                                   --------------------------------
                                   R. Theodore Ammon
                                   Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

Signature                               Title                         Date

/s/ R. THEODORE AMMON
---------------------------        Chairman of the Board         August 7, 1998
R. Theodore Ammon                  and Director


/S/ EDWARD T. REILLY
---------------------------        President, Chief Executive    August 7, 1998
Edward T. Reilly                   Officer and Director


          *
---------------------------        Executive Vice President      August 7, 1998
Richard L. Ritchie                 and Chief Financial Officer
                                   (Principal Financial and
                                   Accounting Officer)


          *
---------------------------        Director                      August 7, 1998
Peter G. Diamandis


          *
---------------------------        Director                      August 7, 1998
Robert M. Kimmitt


          *
---------------------------        Director                      August 7, 1998
Joan D. Manley


          *
---------------------------        Director                      August 7, 1998
Newton N. Minow



     *By: /s/ EDWARD T. REILLY
         -----------------------------------------
         (Edward T. Reilly, Attorney-in-fact**)

--------------------

** By authority of Powers of Attorney filed with this Registration Statement on Form S-8

     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Webcraft Employee Savings Trust) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Lawrenceville, State of New Jersey, on this 7th day of August, 1998.



                    WEBCRAFT EMPLOYEE SAVINGS TRUST



                    By:  /s/ WILLIAM S. HOUGH
                         ------------------------------------
                         William S. Hough
                         Webcraft , Inc. Retirement Committee

     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Webcraft Technologies, Inc. Employee Accumulated Savings Trust) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Lawrenceville, State of New Jersey, on this 7th day of August, 1998.



                    WEBCRAFT, INC. EMPLOYEES ACCUMULATED SAVINGS TRUST


                    By:  /s/ WILLIAM S. HOUGH
                         ------------------------------------
                         William S. Hough
                         Webcraft , Inc. Retirement Committee

                                    EXHIBIT INDEX

EXHIBIT
   NO.                             DESCRIPTION
---------                          -----------

4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4, 1997).

4.2 Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock of the Registrant (incorporated by reference to Exhibit 4.4 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4, 1997).

4.3 Rights Agreement, dated as of November 28, 1995, between the Registrant and The Bank of New York, as rights agent (incorporated by reference to Exhibit 4.5 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4, 1997).

4.4 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-8 (No. 333-2152) filed November 4,
                    1997).

4.5 Amended and Restated Webcraft Employee Savings Trust, effective as of August 7, 1998.

4.6 Webcraft Technologies, Inc. Employees Accumulated Savings Trust, dated February 29, 1996.

4.7                 First Amendment to the Webcraft Technologies, Inc.
                    Employees Accumulated Savings Trust, dated
                    November 6, 1996.

4.8                 Second Amendment to the Webcraft Technologies, Inc.
                    Employees Accumulated Savings Trust, dated June 4, 1998.

4.9                 Third Amendment to the Webcraft Technologies, Inc.
                    Employees Accumulated Savings Trust, effective as of August 7, 1998.

5                   Opinion of Sidley & Austin.

23.1                Consent of Deloitte & Touche, LLP.

23.2                Consent of Sidley & Austin (contained in Exhibit 5 hereof).

24                  Powers of Attorney.